Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment (this “Amendment”), dated as of March 31, 2025 (the “Effective Date”), is by and between Castellum, Inc. (the “Company”) and Jay O. Wright (“Employee”).

RECITALS

The Company and Employee entered into that certain employment agreement dated as of July 1, 2024 (the “Employment Agreement”) which provides that it may be renewed for successive nine-month periods (each a “Renewal Period”).

The Company and Employee desire to extend the Employment Agreement for a Renewal Period.
AGREEMENTS

In consideration of the mutual covenants of the parties hereto as hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.The Employment Agreement shall be extended for a Renewal Period, commencing April 1, 2025 and ending December 31, 2025.

2.All other terms and conditions of the Employment Agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY EMPLOYEE

CASTELLUM, INC.

/s/ Glen R. Ives                    /s/ Jay O. Wright
________________________________ ______________________________
Glen R. Ives Jay O. Wright
Chief Executive Officer